                                                                      EXHIBIT 23
                                                                      ==========
[PricewaterhouseCoopers Letterhead]

INDEPENDENT AUDITOR'S CONSENT

AUTOCAM CORPORATION
Grand Rapids, Michigan

We consent to the incorporation of our report, dated December 8, 1998, relating to our audit of the consolidated financial statements of Compagnie Financiere du Leman for the years ended December 31, 1997, 1996 and 1995 on Form 8-K for Autocam.

Lyons, France                         Fiduciaire Continentale Lyon
December 14, 1998                    Member of PricewaterhouseCoopers


                                                             /s/ Vidal Martin
                                                                   Partner




                                      E-1